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                                   STATE OF ALASKA

                        THE ALASKA PUBLIC UTILITIES COMMISSION

Before Commissioners:                                      Sam Cotten, Chairman
                                                                    Don Schroer
                                                                Alyce A. Hanley
                                                             Dwight D. Ornquist
                                                                       Tim Cook

In the Matter of the Application for   )
Transfer to GCI Cable, Inc.: GCI       )             U-96-43
CABLE/FAIRBANKS, INC.; and GCI         )
CABLE/JUNEAU, INC., Certificate of     )             ORDER NO. 2
Public Convenience and Necessity       )
Nos. 143, 144, 156, 157, 158, 164,     )
168, 191, 245, 246, 252, 261, 287,     )
367, and 401(1) To Operate at Tele-    )
communications (Cable Television)      )
Public Utilities                       )
                                       )

                         ORDER GRANTING EXTENSION OF TIME AND
                                   CLARIFYING ORDER

BY THE COMMISSION:

    On May 23, 1996, GCI Cable, Inc. (GCICI); GCI Cable/Fairbanks, Inc.
(GCICF); and GCI Cable/Juneau, Inc. (GCICJ),(2) (collectively, Applicants) filed a consolidated application to transfer to them the Certificates from the existing Certificate holders shown below.

________________________
         (1) Certificate of Public Convenience and Necessity (Certificate) Nos. 143 and 144 are held by KETCHIKAN-SITKA CABLEVISION, INC. (KSCI); Certificate No. 156 is held by ALASKAN CABLE NETWORK/JUNEAU, INC. d/b/a ALASKAN CABLE NETWORK (Alaskan Cable); Certificate Nos. 157, 158, 164, 168, 191, and 245 are held by ALASKA CABLEVISION, INC. (ACVI); Certificate Nos. 246, 261, and 287 are held by PRIME CABLE OF ALASKA, L.P. (Prime); Certificate No. 367 is held by MCCAW/ROCK SEWARD CABLE SYSTEM d/b/a SEWARD CABLEVISION (MCCAW/RII); and Certificate No. 401 is held by MCCAW/ROCK HOMER CABLE SYSTEM d/b/a HOMER CABLEVISION (MCCAW/Rock).

         (2) GCICI, GCICF, and GCICJ are newly formed corporations wholly owned by GCI Communication Corp. d/b/a General Communication, Inc., and d/b/a GCI and "sister" corporation GCI Communication Corp.

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Certificate Number Area Served              Transferor     Transferee
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246                Bethel                   Prime          GCICI
261                Anchorage
287                Kenai/Soldotna
144                Ketchikan                KSCI
143                Sitka
158                Wrangell/Petersburg      ACVI
157                Cordova
191                Valdez
168                Kodiak
164                Nome
245                Kotzebue
401                Homer                    McCaw/Rock
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367                Seward                   McCaw/RII
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252                Fairbanks                ACNI           GCICF
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156                Juneau                   Alaskan Cable  GCICJ
-------------------------------------------------------------------------

    By Order U-96-43(1), dated September 23, 1996, the Commission approved, effective upon closing, the application to transfer the Certificates to Applicants. That Order also included certain conditions on approval, including the return by October 23, 1996, of the existing parchments or certificates held by Prime, KSCI, ACVI, McCaw/Rock, McCaw/RII, ACNI, and Alaskan Cable.

    On September 30, 1996, the applicants requested an extension of time for the existing certificate holders to return the parchments of the respective Certificates. Applicants stated that the extension was requested because closing is scheduled for October 31, 1996, and the existing Certificate holders did not wish to return the Certificates until after closing. Applicants requested an extension of time until "30 days after closing" to return the respective parchments.

    Applicants also requested a clarification of Order U-96-43(1). Applicants stated that the Order does not explicitly recognize that Prime will continue to exist after closing and will continue to hold the same assets it now holds for providing cable television service. Applicants further stated that GCICI will be the 100 percent owner of Prime and that all aspects of the management and operation of the cable system will be exactly as described in the application. The

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application stated that GCICI will be totally responsible for all obligations of Prime. The Applicants also stated that GCICI intends to eliminate Prime as an entity in the foreseeable future.

    Applicants stated that either of two approaches is possible to recognize the ownership structure. Applicants stated that Order U-96-43-(1) could be clarified to recognize explicitly that the Certificates should be transferred to GCICI, because of GCICI's 100 percent ownership of Prime. Alternatively, applicants stated that Order U-96-43(1) could be clarified to authorize GCICI to acquire a controlling interest in Prime with the Certificated remaining with Prime.

                                      DISCUSSION

    The Commission has considered the request for an extension of time and determined that it should be granted. The Commission's approval of the application in Order U-96-43(1) is effective "upon closing." Until closing, it is appropriate for the existing Certificate holders to retain the parchments authorizing them to provide service. After closing, the existing Certificate holders should have reasonable period within which to return the parchments. Accordingly, the Commission will grant an extension of time until thirty days after closing for return of the parchments.

    The Commission has also considered the request for classification regarding the ownership structure of Prime. The Commission recognizes that, after closing of the transaction, Prime will continue to exist and hold the assets that are used to provide cable television service and that GCICI will be the 100 percent owner of Prime. Also, as the 100 percent owner of Prime, GCICI will be totally responsible for all obligations of Prime. In addition, GCICI intends to eliminate Prime as an entity in the foreseeable future. In view of GCICI's 100 percent ownership of Prime, the Commission believes that it is appropriate to transfer the Certificates held by Prime to GCICI. Accordingly, Order U-96-43(1) is clarified to recognize that Certificates 246, 261, and 287 are transferred to GCICI, in light of its 100 percent ownership of Prime. In addition, the Commission believes GCICI should inform the Commission when it eliminates Prime as an entity and, if not done within one year of this Order, GCICI should inform the Commission of the time frame that it plans to eliminate Prime as an entity.

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                                        ORDER

THE COMMISSION FURTHER ORDERS:

    1. Within thirty days after closing of the acquisitions, Ketchikan-Sitka Cablevision, Inc.; Alaskan Cable Network/Juneau, Inc. d/b/a Alaskan Cable Network; Alaska Cablevision, Inc.; Prime Cable of Alaska, L.P.; Alaskan Cable Network, Inc.; McCaw/Row Seward Cable System d/b/a Seward Cablevision; and McCaw/Rock Homer Cable System d/b/a Homer Cablevision each shall return to the Commission the parchments of Certificate of Public Convenience and Necessity Nos. 143, 144, 156, 157, 158, 164, 168, 191, 245, 246, 252, 261, 287, 367, and
401, respectively.

    2. The transfer of Certificate of Public Convenience and Necessity Nos. 246, 261, and 287 to GCI Cable, Inc., is affirmed in recognition of the ownership structure described in the body of this Order.

    3. GCI Cable, Inc., shall inform the Commission when it eliminates Prime Cable of Alaska, L.P., as an entity and if it has not eliminated Prime Cable of Alaska, L.P., as an entity by October 21, 1997, GCI Cable, Inc., shall file a report by that date delineating its plans and time frame for eliminating Prime Cable of Alaska, L.P., as an entity.

DATED AND EFFECTIVE at Anchorage, Alaska, this 21st day of October, 1996.

                                              BY DIRECTION OF THE COMMISSION

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